Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES	
			1	2
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS273315	5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE	ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02	
ASPR/BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201		

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I 75A50120F33006
CODE 1410445 FACILITY CODE		10B. DATED (SEE ITEM 13) 04/02/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $[**]
2020.199COV2.25103

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR. 52.232-20, (i) Limitation of cost of funds.
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
This is Modification No. P00001 to Contract No. 75A50120F33006.
The purpose of this modification is to add funds to cover plasma acquisition costs for the manufacture of anti-SARS-CoV-2 hyperimmune globulin.
Accordingly, the following changes are made to the contract:
A. Add Supplemental Funds to CLIN 0001 in the amount $[**] in supporting manufacturing of hyperimmune globulin for NIH-sponsored clinical trials.
B. The value if CLIN 0001 was $[**], increased by $[**], as a result of this modification, new total for CLIN 0001 is now $[**].
C. Replace Contract Officer (CO) under section (G) Contract Administration, G.1.(a) government
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print). Syed T Husain SVP and CDMO BU Head		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) MONICA WATSON	
15B. CONTRACTOR/OFFEROR Electronically signed by Syed T Husain Reason: I approve this document Date: April 7, 2021 00:00 EDT /s/ Syed T Husain (Signature of person authorized to sign)	15C. DATE SIGNED Apr 7, 2021	16B. UNITED STATES OF AMERICA /s/ Monica Watson Digitally signed by Monica Watson -S Date: 2021.04.12 15:44:23 -04'00' (Signature of Contracting Officer)	16C. DATE SIGNED

STANDARD FORM 30 (Rev. 11/2016)

Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/75A50120F33006/P00001 PAGE OF 2 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 1 personnel. Contract Officer [**] is being replaced by [**] D: All other terms and conditions remain the same. Appr. Yr.: 2020 CAN: 199COV2 Object Class: 25103 Period of Performance: 04/02/2020 to 10/02/2021 Change Item 1 to read as follows (amount shown is the obligated amount) : ASPR-20-01770 – Award of a Task Order to Emergent Product Development under Emergent's current CIADM IDIQ contract (HHSO100201200004I) to support Development of a COVID-19 Therapeutic Medical Countermeasure (COVID-HIG) [**] NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110